EXHIBIT 99.1

1.           DEBT CONVERSION AGREEMENT

This DEBT CONVERSION AGREEMENT (this “Agreement”), dated as of June 23, 2011, is made and entered into by and among Lightning Gaming, Inc., a Nevada corporation (“LGI”); Lightning Poker, Inc., a Pennsylvania corporation (“LPI” and together with LGI, the “Lightning Parties”); and The Co-Investment Fund, II, L.P., a Pennsylvania limited partnership (“CI2” and together with the Lightning Parties, the “Parties,” and each of the foregoing, a “Party”).

Background

A.           The Lightning Parties and CI2 are parties to a Loan Agreement, dated April 12, 2011 (the “Loan Agreement”).

B.           Pursuant to the Loan Agreement, LGI issued a Promissory Note, dated April 12, 2011 (the “Note”), in favor of CI2 in the principal amount of $1,000,000 (the “Principal Amount”) at an interest rate of 8% per annum.

C.           Also pursuant to the Loan Agreement, (i) the Lightning Parties and CI2 entered into a Security Agreement, dated April 12, 2011 (the “General Security Agreement”), (ii) LPI and CI2 entered into an Intellectual Property Security Agreement for Copyrights and Mask Works, dated April 12, 2011 (the “Copyrights and Mask Works Security Agreement”), (iii) LPI and CI2 entered into an Intellectual Property Security Agreement for Patents and Trademarks (the “Patents and Trademarks Security Agreement”), and (iv) LPI and CI2 entered into a Guaranty Agreement, dated April 12, 2011 (the “Guaranty” and, together with the General Security Agreement, the Copyrights and Mask Works Security Agreement, and the Patents and Trademarks Security Agreement, the “Ancillary Loan Documents”).

D.           Upon the terms and conditions set forth herein, the Parties wish to (i) convert the entire Principal Amount into 1,000,000 shares of Series A Nonvoting Capital Stock, par value $0.001 per share, of LGI (“LGI Nonvoting Stock”), at a conversion rate of $1.00 per share of LGI Nonvoting Stock, (ii) cancel all accrued and unpaid interest on the Note and retire, cancel and fully satisfy LGI’s obligations under the Note, (iii) terminate the Loan Agreement and the Ancillary Loan Documents, and (iv) consummate the other transactions contemplated by this Agreement.

Agreement

NOW, THEREFORE, IN CONSIDERATION of the foregoing and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

2.           Conversion and Cancellation of the Note.  Effective automatically upon the execution and delivery of this Agreement by all of the Parties (the “Closing”), the Note shall be cancelled, the Principal Amount shall be converted into 1,000,000 newly-issued and outstanding shares of LGI Nonvoting Stock (the “Shares”), and all accrued and unpaid interest and any and all other amounts payable under the Note (other than the Principal Amount) shall be automatically extinguished with no liability on the part of LGI and without the need for any proportionate prepayment of any other promissory notes issued by the Lightning Parties and held by CI2.

3.           The Closing.  At the Closing, which shall take place at the offices of the Lightning Parties located at 23 Creek Circle, Boothwyn, Pennsylvania 19061, the following actions shall take place simultaneously:

3.1           CI2 shall deliver the original of the Note to LGI for cancellation;

3.2           LGI, CI2 and Stewart J. Greenebaum, LLC, a Maryland limited liability company, shall execute and deliver an Investor Rights Agreement substantially in the form attached hereto as Exhibit A (the “Investor Rights Agreement”);

3.3           The Lightning Parties and CI2 shall execute and deliver an Omnibus Allonge to Promissory Notes substantially in the form attached hereto as Exhibit B;

3.4           The Lightning Parties and CI2 shall execute and deliver an Omnibus Amendment to Warrants for Stock substantially in the form attached hereto as Exhibit C;

3.5           The Lightning Parties and CI2 shall execute and deliver amendments to warrants substantially in the forms attached hereto as Exhibit D;

3.6           LGI shall deliver to CI2 a certificate of the Secretary of LGI in form and substance reasonably satisfactory to CI2 certifying as to (a) the current Articles of Incorporation of LGI, (b) the current Bylaws of LGI, and (c) the resolutions of the Board of Directors of LGI relating to this Agreement and the transactions contemplated hereby, including, without limitation, the Investor Rights Agreement and the transactions contemplated thereby;

3.7           LGI shall deliver to CI2 a certificate for the Shares registered in CI2’s name, bearing an appropriate legend referencing that such Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), as provided in the Investor Rights Agreement; and

3.8           The following documents, and all of the terms and provisions of such documents, shall be terminated as of the date of this Agreement and, from and after the date of this Agreement, such documents shall be of no force or effect, and none of the Parties shall thereafter have any rights, responsibilities or obligations thereunder:

(a)           the Loan Agreement;

(b)           the General Security Agreement;

(c)           the Copyrights and Mask Works Security Agreement;

(d)           the Patents and Trademarks Security Agreement; and

(e)           the Guaranty.

4.           Representations and Warranties of the Lightning Parties.  The Lightning Parties jointly and severally represent and warrant to CI2 as of the date hereof that the statements contained in this Section 3 are true and correct, except as set forth in the Disclosure Schedules attached to this Agreement (the “Disclosure Schedules”).  The Disclosure Schedules shall be arranged in numbered paragraphs and each exception shall be deemed to qualify the specific numbered section of this Agreement which is referenced in the applicable exception.

4.1           Organization and Qualification.  Each of the Lightning Parties is a corporation duly incorporated, validly existing and in good standing under the laws of the State of its incorporation and is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect (as herein defined).  For purposes of this Agreement, the term “Material Adverse Effect” shall mean a material adverse effect upon the business, financial condition, properties or results of operations of the Lightning Parties, taken as a whole.

4.2           Authority.  The Lightning Parties have all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement, the issuance and delivery of the Shares and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Lightning Parties.  The Lightning Parties have duly executed and delivered this Agreement and, assuming due authorization, execution and delivery of this Agreement by CI2, this Agreement constitutes a legal, valid and binding obligation of the Lightning Parties, enforceable against the Lightning Parties in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy laws or other laws affecting creditors’ rights generally and by general principles of equity.

4.3           Compliance.  None of the Lightning Parties (a) is in violation of any provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents, each as currently in effect, (b) is in default under (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by LGI or any of its subsidiaries under), nor have either of the Lightning Parties received notice (written or oral) of a claim that it is in default under, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default has been waived), (c) is in violation of any order of any court, arbitrator or governmental entity, or (d) is in violation of any applicable law in any material respect.

4.4           Capital Stock.

(a)           As of the date hereof, LGI’s authorized capital stock consists of (a) 10,000,000 shares of Preferred Stock, par value $.001 per share (“Preferred Stock”), of which 6,000,000 shares are designated as LGI Nonvoting Stock and of which 500,000 shares are issued and outstanding; and (b) 90,000,000 shares of Common Stock, par value $.001 per share (“Common Stock”), of which 4,660,285 shares are issued and 4,652,474 shares are issued and outstanding.  Exhibit E hereto presents the true and complete capitalization of LGI as of the date hereof on a fully-diluted basis, giving effect to the transactions contemplated by, and as of, the Closing.  The rights and privileges of the Nonvoting Stock are as provided in LGI’s

Articles of Incorporation, as amended by the Certificate of Designation of Rights, Powers, Limitations and Restrictions of Series A Nonvoting Capital Stock of LGI, and as provided by the general corporation law of the State of Nevada.

(b)           The issued and outstanding shares of LGI’s Common Stock and Preferred Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the documents filed with the Securities and Exchange Commission (the “SEC”) pursuant to the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act” and such documents, the “Securities Filings”).  Except as disclosed in the Securities Filings, LGI does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations.

(c)           The subsidiaries listed on Schedule 3.4(c) of the Disclosure Schedules (collectively, the “Subsidiaries”) are the only subsidiaries of LGI and (i) all the issued and outstanding shares of the Subsidiaries’ capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with applicable law, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and (ii) there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Subsidiaries’ capital stock or any such options, rights, convertible securities or obligations.

4.5           Issuance, Sale and Delivery of the Shares.  The Shares, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and shall be free and clear of all encumbrances and restrictions except for any restrictions on transfer set forth in this Agreement or imposed by applicable federal and state securities laws.  No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by LGI pursuant to this Agreement.

4.6           Securities Filings.

(a)           Except as set forth on Schedule 3.6(a) of the Disclosure Schedules, LGI has filed all Securities Filings required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or Section 15(d) thereof, since January 1, 2010 on a timely basis or has received a valid extension of such time of filing and has filed any such report prior to the expiration of any such extension.  As of their respective dates, the Securities Filings filed with the SEC complied or will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed by LGI, contained or will contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)           The financial statements of LGI included in the Securities Filings comply and will comply as to form in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.  Such financial statements have been and will have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the consolidated financial position of LGI and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

4.7           Private Placement.  Assuming the accuracy of the representations and warranties of CI2 set forth in Section 4 hereof, the offer and issuance of the Shares to CI2 as contemplated by this Agreement is exempt from the registration requirements of the Securities Act.

4.8           Form D; Blue Sky Filings.  LGI agrees to timely file a Form D with respect to the Shares as required under Regulation D promulgated by the SEC and to provide a copy thereof, promptly upon request of CI2.  LGI shall take such action as LGI shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to CI2 at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of CI2.

4.9           Form S-3 Eligibility.  LGI meets the eligibility requirements set forth in the general instructions to Form S-3 applicable to “Transactions Involving Secondary Offerings.”

5.           Representations and Warranties of CI2.  CI2 represents and warrants to the Lightning Parties that:

5.1           Authority.  CI2 has all the power and requisite corporate authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of CI2.  CI2 has duly executed and delivered this Agreement and, assuming due authorization, execution and delivery of this Agreement by the Lightning Parties, this Agreement constitutes a legal, valid and binding obligation of CI2, enforceable against CI2 in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy laws or other laws affecting creditors’ rights generally and by general principles of equity.

5.2           No Prior Transfer.  CI2 has not previously transferred any interest in the Note or incurred any obligation to do so.

5.3           Investment.  CI2 is acquiring the Shares pursuant to this Agreement solely for investment purposes, for CI2’s own account and not with a view to resale or distribution.  CI2 understands that (a) the Shares have not been registered under the Securities Act or any state securities laws, (b) LGI is under no obligation to register the LGI Nonvoting Stock except as provided herein, and (c) the LGI Nonvoting Stock cannot be transferred, resold or otherwise disposed of by CI2 without such registration unless LGI receives an opinion of CI2’s counsel, reasonably acceptable to LGI, stating that such transfer, resale or other disposition is exempt from such registration requirements, or other evidence satisfactory to LGI that demonstrates the applicability of such exemption.

5.4           Investment Qualifications.  CI2 understands that no public market exists for LGI Nonvoting Stock, it is uncertain whether a public market will ever exist for LGI Nonvoting Stock and LGI Nonvoting Stock carries no voting rights over the Common Stock.  CI2 has such knowledge and experience in financial and business matters and familiarity with the Lightning Parties as to be capable of evaluating the merits and risks of converting the Note to the Shares.  CI2 has been given the opportunity to ask questions of, and receive answers from, the Lightning Parties concerning the terms and conditions of, and other matters pertaining to, the issuance and delivery of the Shares and the related investment risks, and CI2 has had access to such financial and other information as it considered necessary or appropriate to make a decision to convert the Note to the Shares, and CI2 has availed itself of this opportunity to the full extent desired.  CI2 is an “accredited investor,” as defined in Regulation D promulgated by the SEC under the Securities Act.

5.5           Understanding of Investment Risks.  CI2 acknowledges that an investment in LGI Nonvoting Stock involves highly speculative risks.  CI2 has carefully reviewed such risk factors and considered such factors in relation to its own investment activities and financial position, and has the ability to accept highly speculative risks, which could include the loss of its entire investment.

6.           Survival.  The representations and warranties in Section 3 and Section 4 hereof shall survive the Closing and continue in full force and effect thereafter.

7.           Post-Closing Cooperation.  From and after the Closing, the Parties shall cooperate with each other and take such actions as may be reasonably requested and are consistent with the provisions of this Agreement to obtain for the requesting Party the benefits of the transactions contemplated hereby.

8.           Indemnification.

8.1           Indemnification of CI2 Indemnified Persons.  LGI shall indemnify, defend and hold harmless CI2 and each of its affiliates, partners, directors, officers, and employees (each, a “CI2 Indemnified Person”) from and against any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, interest and penalties, costs and expenses (including, without limitation, reasonable legal fees and disbursements incurred in connection therewith and in seeking indemnification therefor, and any amounts or expenses required to be paid or incurred in connection with any action, suit, proceeding, claim, appeal, demand, assessment or judgment) (collectively, “Losses”), suffered or incurred by or imposed upon any CI2 Indemnified Person as a result of any breach of any representation, warranty or covenant of LGI contained in this Agreement.

8.2           Indemnification of LGI Indemnified Persons.  CI2 shall indemnify, defend and hold harmless the Lightning Parties and each of their respective directors, officers, and employees (each an “LGI Indemnified Person”) from and against any and all Losses suffered or incurred by or imposed upon any LGI Indemnified Person as a result of any breach of any representation, warranty or covenant of CI2 contained in this Agreement.

9.           Miscellaneous.

9.1           Notices.  All notices, requests, demands and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed given (a) one business day after being sent by a nationally recognized overnight delivery service or (b) upon receipt of electronic or other confirmation of transmission if sent via facsimile, in each case at the applicable address or facsimile number (or at such other address or facsimile number for a Party as shall be specified by like notice) set forth below:

To either or both of the	Lightning Gaming, Inc.
Lightning Parties:	Lightning Poker, Inc.
23 Creek Circle, Boothwyn
Boothwyn, Pennsylvania 19061
Attention: Chief Executive Officer
Facsimile: (610) 494-6654

Copy to:	Gordon Silver
3960 Howard Hughes Parkway, 9th Floor
Las Vegas, Nevada 89169
Attention: Richard L. Galin, Esq.
Facsimile: (702) 369-2666

To CI2:	The Co-Investment Fund, II, L.P.
Five Radnor Corporate Center, Suite 555
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention: Brian K. Adamsky
Facsimile: (610) 971-2062

9.2           Entire Agreement; No Effect on Warrant.  This Agreement supersedes and cancels any prior or contemporaneous agreements among the Parties relating to the subject matter of this Agreement.  There are no representations, agreements, arrangements or understandings between CI2 and the Lightning Parties relating to the subject matter of this Agreement that are not fully expressed herein.  This Agreement, however, has no effect on the Warrant for Stock issued to CI2 pursuant to the Loan Agreement.

9.3           Amendment; Waivers.  This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

9.4           Successors and Assigns.  This Agreement may not be assigned or transferred by any Party without the prior written consent of the other Parties.  Subject to the foregoing restriction on transfer or assignment, this Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns.

9.5           Governing Law; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada, without regard to conflict of law principles.  Any litigation arising out of or related to this Agreement shall be instituted and prosecuted only in the appropriate state or federal court situated in Clark County, Nevada.  Each Party hereby submits to the exclusive jurisdiction and venue of such courts for purposes of any such action and the enforcement of any judgment or order arising therefrom.  Each Party hereby waives any right to a change of venue and any and all objections to the jurisdiction of the state and federal courts located in Clark County, Nevada.

9.6           Interpretation.  The captions of the sections of this Agreement are for convenience and reference only, and shall not be held to explain, modify, amplify or aid in the interpretation, construction or meaning of this Agreement.

9.7           Expenses. Each Party will bear its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby.

9.8           Represented by Counsel.  Each party to this Agreement acknowledges that such party has been represented by counsel (or has had an opportunity to be represented by counsel) in negotiations for, and the preparation of, this Agreement, that such party have reviewed this Agreement, that such party understands and is fully aware of its contents and of its legal effect, and such party is voluntarily entering into this Agreement upon the legal advice of its counsel.  Each party waives all common law or statutory presumptions to the effect that uncertainties in a contract are interpreted against the party causing an uncertainty to exist.

9.9           Counterparts; Electronic Signatures.  This Agreement may be executed in counterparts, each of which shall be considered an original instrument, but all of which together shall be considered one and the same instrument.  Facsimile or other electronically transmitted copies of the signature page hereof (including signature pages sent in PDF format) shall be deemed originals and shall be binding for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first stated above.

LIGHTNING GAMING, INC.	LIGHTNING POKER, INC.
a Nevada corporation	a Pennsylvania corporation

By: /s/ Robert D. Ciunci	By: /s/ Robert D. Ciunci
Name: Robert D. Ciunci	Name: Robert D. Ciunci
Title: Chief Financial Officer	Title: Chief Financial Officer

THE CO-INVESTMENT FUND, II, L.P.
a Pennsylvania limited partnership

By: Co-Invest Management II, L.P.
Title: General Partner

By: Co-Invest II Capital Partners, Inc.
Title: General Partner

By: /s/ Brian K. Adamsky
Name: Brian K. Adamsky
Title: CFO and Treasurer

[Signature Page to CI2 Debt Conversion Agreement]

EXHIBIT A

Investor Rights Agreement

[See attached]

EXHIBIT B

Omnibus Allonge to Promissory Notes

[See attached]

EXHIBIT C

Omnibus Amendment to Warrants for Stock

[See attached]

EXHIBIT D

Amendments to Warrants

[See attached]

EXHIBIT E

Capitalization Table

	Outstanding Common Shares	Preferred Nonvoting Series A Capital Stock	Stock Options	Warrants	Convertible Debt(2)(3)	Fully Diluted Shares	% Fully Diluted(1)
Brian Haveson	738,409		750,000			1,488,409	5.90%
Donald Caldwell	840,000					840,000	3.33%
Fred Tecce	380,000					380,000	1.51%
Seth Berger	229,916		240,000			469,916	1.86%
R Martin Oliveras	229,900					229,900	0.91%
Co Investment Fund II LP				6,401,385	7,592,845	13,994,230	55.49%
Stewart Greenebaum LLC		500,000		1,500,000	2,261,279	4,261,279	16.90%
Employees			1,213,000			1,213,000	4.81%
All Other	2,234,249			107,760		2,342,009	9.29%
Total Shares	4,652,474	500,000	2,203,000	8,009,145	9,854,124	25,218,743	100.00%

Notes
(1) Assumes exercise of all stock options, warrants ; the conversion of all convertible notes and the exchange of all Preferred Nonvoting Series A Capital Stock for common stock of the company
(2) Assumes conversion of outstanding convertible notes and accrued interest into common stock of the company at $1 per share
(3) Excludes interest on COI2 $1 million note payable dated April 12, 2011

DISCLOSURE SCHEDULES

TO THE

DEBT CONVERSION AGREEMENT

DATED AS OF JUNE 23, 2011

BY AND AMONG

LIGHTNING GAMING, INC.,

LIGHTNING POKER, INC.

AND

THE CO-INVESTMENT FUND, II, L.P.

The schedule numbers referenced in these Disclosure Schedules refer to the sections of that certain Debt Conversion Agreement, dated as of June 23, 2011 (the “Agreement”), by and among Lightning Gaming, Inc., a Nevada corporation, Lightning Poker, Inc., a Pennsylvania corporation, and The Co-Investment Fund, II, L.P., a Pennsylvania limited partnership.  Terms used but not defined in these Disclosure Schedules shall have the meanings ascribed to such terms in the Agreement.

Schedule 3.4(c)

1.	LPI

2.	Lighting Slot Machines, LLC, a Nevada limited liability company

3.	Lighting Products, LLC, a Nevada limited liability company

Schedule 3.6(a)

1.	LGI’s Current Report on Form 8-K filed with the SEC on February 26, 2010 was filed late with respect to the Conversion Agreement (as defined therein) described in Item 1.01 thereof.

2.	LGI’s Current Report on Form 8-K filed with the SEC on February 3, 2010 was filed late with respect to the lease agreement described therein